COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7:-	COMMITMENTS AND CONTINGENCIES

a.
On March 29, 2001, Spacenet completed a transaction for the sale and leaseback of its corporate headquarters building. The sale price of the property was approximately $ 31,500 net of certain fees and commissions. Concurrently with the sale, Spacenet entered into an operating leaseback contract for a period of fifteen years at an initial annual rent of approximately $ 3,500 plus escalation. The capital gain resulting from the sale and leaseback of $ 5,600 was deferred and is being amortized over the fifteen year term of the lease. In accordance with the lease terms, Spacenet provided a security deposit consisting of a $ 5,000 fully cash collateralized letter of credit for the benefit of the lessor which is being released over the term of the lease agreement. As of December 31, 2012, $ 1,000 remained in the restricted deposit. The lease is accounted for as an operating lease in accordance with ASC 840.

b.	Lease commitments:

Minimum lease commitments of certain subsidiaries under non-cancelable operating lease agreements with respect to premises occupied by them, at rates in effect subsequent to December 31, 2012, are as follows:

	Gross	Receivables	Net
Year ending December 31,	Commitments	from subleases	commitments

2013	$6,715	$1,514	$5,201
2014	6,045	621	5,424
2015	5,910	481	5,429
2016	1,918	91	1,827
2017 and after	192	-	192

	$20,780	$2,707	$18,073

Gross rent expenses and income from subleases were $ 7,586 and $ 2,222, respectively, in 2012, $ 8,021 and $ 1,600, respectively, in 2011 and $ 6,071 and $ 1,446, respectively, in 2010.

Out of the above net commitments, $ 2,350 is included as a restructuring accrual in other accounts payable and other long-term liabilities as of December 31, 2012. Some of the Group's lease agreements do not include renewal options.

c.	Commitments with respect to space segment services:

Future minimum payments due for space segment services to be rendered subsequent to December 31, 2012, are as follows:

Year ending December 31,

2013	$26,587
2014	22,307
2015	17,791
2016	8,559
2017	1,558
218 and thereafter	1,701

$78,503

Space segment services expenses totaled $ 30,441, $ 24,120 and $ 23,638 in 2012, 2011 and 2010, respectively.

d.
In 2012 and 2011, the Company's primary material purchase commitments were with inventory suppliers. The Company's material inventory purchase commitments are based on purchase orders, or on outstanding agreements with some of the Company's suppliers of inventory. As of December 31, 2012 and 2011, the Company's major outstanding inventory purchase commitments amounted to $ 20,816 and $ 22,567, respectively, all of which were orders placed or commitments made in the ordinary course of its business. As of December 31, 2012 and 2011, $ 8,339 and $ 7,324, respectively, of these orders and commitments, were from suppliers which can be considered sole or limited in number.

e.	Legal and tax contingencies:

1.
In September 2003, Nova Mobilcom S.A. ("Mobilcom"), filed a lawsuit against Gilat do Brasil for specific performance of a Memorandum of Understandings which provided for the sale of Gilat do Brasil, and specifically the GESAC project, a government education project awarded to Gilat do Brazil, to Mobilcom for an unspecified amount. The court ruled in favor of Gilat. Nova Mobilcom filed an appeal and a motion to the State Court of Appeals to which the Group has replied and which were both rejected. In September 2012, Mobilcom filed a Special Appeal, which was refused to be admitted by the State Court of Appeals. In January 2013, Mobilcom filed an interlocutory appeal with the Superior Court of Justice. The Group does not believe that this claim has any merit and awaits publication of the court's ruling in order to verify whether Mobilcom will be permitted to appeal in order to attempt to reverse the decision in the Brazilian Higher Courts.

2.
In 2003, the Brazilian tax authority filed a claim against a subsidiary of Spacenet in Brazil, for alleged taxes due of approximately $ 4,000. In January 2004 and December 2005, the subsidiary filed its administrative defense which was denied by the first and second level courts, respectively. In September 2006, the subsidiary filed an annulment action seeking judicial cancellation of the claim. In May 2009, the subsidiary received notice of the court's first level decision which cancelled a significant part of the claim but upheld two items of the assessment. Under this decision, the subsidiary's liability was reduced to approximately $ 1,530. This decision was appealed by both the subsidiary and the tax authorities. In June 2012, the São Paulo Court of Appeals ruled against the subsidiary, which is an inactive company, accepting the claims of the tax authorities. Accordingly, as of December 31, 2012, the subsidiary faces an exposure of approximately $ 13,584 including interest, penalties, legal fees and exchange rate differences. In September 2012, the subsidiary filed an appeal to the Brazilian Superior Court of Justice and to the Supreme Court. Based on the Company's Brazilian legal counsel's opinion, the company believes that it has reasonably possible chances of success to reverse the ruling of São Paulo Court of Appeals. The tax authorities issued a foreclosure certificate against the subsidiary and certain of its managers and representatives Based on its Brazilian legal counsel's opinion, inclusion of any additional co-obligors in the tax foreclosure certificate is barred due to statute of limitation. Accordingly, the Company believes that the foreclosure procedure legally cannot be redirected to other group entities, which have not been cited in the foreclosure certificate and, therefore, the chances that such redirection will lead to a loss recognition are remote.

3.
In November 2009, a lawsuit was filed in the Central District Court in Israel by eight individuals and Israeli companies against the Company, all of its directors and its 20% shareholder, York Capital Management, and its affiliates. The plaintiffs claim damages based on the amounts they would have been paid had a merger agreement signed on March 31, 2008 with a consortium of buyers closed. On October 24, 2010 the Group filed its defense. The parties have completed testimony and submitted written summaries. The lawsuit, seeking damages of approximately $ 12,400, is similar to the lawsuit and motion for its approval as a class action proceeding previously filed by the same group of Israeli shareholders in October 2008. The October 2008 lawsuit and motion were withdrawn by the plaintiffs in July 2009 at the recommendation of the Court, which questioned the basis for the lawsuit. The Company and its independent legal counsel believe the claims are completely without merit, and that the lawsuit is without legal basis. The Company intends to use all legal means necessary to protect and defend the Company and its directors. The parties currently await the ruling of the court.

4.
In November 2012, Network Acceleration Technologies, LLC, or NAT, filed a complaint against one of the Company's subsidiaries for patent infringement in the United States District Court for the District of Delaware. The complaint alleges that some of their products and services infringe a US patent purportedly owned by NAT. NAT seeks monetary damages, costs and attorneys' fees and injunction relief. The Company disputes NAT's allegations and intends to vigorously defend itself in this matter. The lawsuit is in its preliminary stage, therefore, based on the Company's legal counsel's opinion, as of the date hereof, management believes it is not feasible to determine the potential exposure to the Company as a result of this lawsuit.

5.
The Group has certain tax exposures in some of the jurisdictions in which it conducts business. Specifically, in certain jurisdictions in the United States and in Latin America the Group is in the midst of different stages of audits and has received certain tax assessments. The tax authorities in these and in other jurisdictions in which the Group operates as well as the Israeli Tax Authorities may raise additional claims, which might result in increased exposures and ultimately, payment of additional taxes.

6.
The Group has accrued $ 8,070 and $ 10,728 as of December 31, 2012 and 2011, respectively, for the expected implications of such legal and tax contingencies. These accruals are comprised of $ 7,122 and $ 9,649 of tax related accruals and $ 949 and $ 1,079 of legal and other accruals as of December 31, 2012 and 2011, respectively. The accruals related to tax contingencies have been assessed by the Group's management based on the advice of outside legal and tax advisers. The total estimated exposure for the aforementioned tax related accruals is $ 26,102 and $ 29,726 as of December 31, 2012 and 2011, respectively. The estimated exposure for legal and other related accruals is $ 2,269 and $ 4,450 as of December 31, 2012 and 2011, respectively.

The tax accruals include various tax matters such as taxes on income, property taxes, sales and use tax and value added tax, that are in different stages of audits, for which tax assessments have been received, or various tax exposures in which the Group has assessed the exposure and determined that an accrual is necessary. The accruals related to legal contingencies have been assessed by the Group's management based on the advice of independent legal advisers and are comprised of matters for which legal proceedings have been initiated against the Group.

The exposures and provisions related to income taxes have been assessed and provided for in accordance with ASC 740-10. Liabilities related to legal proceedings, demands and claims and other taxes are recorded in accordance with ASC 450, "Contingencies" ("ASC 450") (formerly: SFAS No. 5, "Accounting for Contingencies"), when it is probable that a liability has been incurred and the associated amount can be reasonably estimated. The Group's management, based on its legal counsels' opinions', believes that it had provided an adequate accrual to cover the costs to resolve the aforementioned legal proceedings, demands and claims.

f.	Pledges and securities - see Notes 10 and 13f.

g.	Guarantees:

The Group guarantees its performance to certain customers (generally to government entities) through bank guarantees and corporate guarantees. Guarantees are often required for the Group's performance during the installation and operational periods of long-term rural telephony projects such as in Latin America, and for the performance of other projects (government and corporate) throughout the rest of the world. The guarantees typically expire when certain operational milestones are met.

As of December 31, 2012, the aggregate amount of bank guarantees outstanding in order to secure the Group's various performance obligations was $ 11,582, including an aggregate of $ 5,695 on behalf of the subsidiary in Peru. The Group has $ 917 of restricted cash as collateral for these guarantees.

In order to guarantee the Group's performance obligations for its activities in Colombia, the Group secured insurance from a Colombian insurance company. The Group has provided the insurance company with various corporate guarantees, guaranteeing the Group's performance and its employee salary and benefit costs of approximately $ 46,000 and $ 10,700, respectively.

In addition, the Group has provided bank guarantees of $ 1,164 for certain leases throughout the world. The Group has restricted cash of $ 1,099 as collateral for these guarantees. The Group also provided other guarantees of $ 2,925 as of December 31, 2012, with $ 1,194 restricted cash as collateral for these guarantees.

In accordance with ASC 460, "Guarantees" ("ASC 460"), as the guarantees above are performance guarantees for the Group's own performance, such guarantees are excluded from the scope of ASC 460. The Group has not recorded any liability for such amounts, since the Group expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Group.